EXHIBIT 99.4

THIS CONFIDENTIALITY AND PROPRIETARY INFORMATION DEED is made the 22nd day of June 2012

BETWEEN:

(1)                                                       Astex Pharmaceuticals, Inc. of 4140 Dublin Blvd., Suite 200, Dublin, CA 94568, USA

(the “Parent”); and

(2)                                                    Astex Therapeutics Limited of 436 Cambridge Science Park, Milton Road, Cambridge, CB4 0QA (the “Company”); and

(3)                                                    Martin Buckland (the “Executive”).

AGREED TERMS

The Executive is to be offered employment with or is engaged in employment with the Company and in consideration of his remuneration and benefits from time to time and an additional £1, the Executive has agreed as follows:

1.                                      Confidential Information and Trade Secrets

1.1                               The Executive acknowledges that during the ordinary course of his employment he will be exposed to information about the Company’s and the Parent’s business and that of its suppliers and customers which amounts to a trade secret, is confidential or is commercially sensitive and which may not be readily available to others engaged in a similar business to that of the Company or the Parent or to the general public and which if disclosed will be liable to cause significant harm to the Company and the Parent.

1.2                               The Executive shall keep secret and shall not at any time during or after his employment or after termination of the same for whatever reason, use, communicate or reveal to any person for the Executive’s own or another’s benefit, any secret or confidential information concerning the Parent or the Company’s business, finances, organisation, systems, techniques, proprietary information, know-how, suppliers and/or customers of the Company and/or of the Parent and/or similar information regarding the customers and the suppliers of the Company and/or of the Parent which shall have come to his knowledge during his employment with the Company.  The Executive shall also use his best endeavours to prevent the publication, disclosure or use of any such information.  In addition, the Executive agrees that he will not during his employment with the Company improperly use or disclose any secret or confidential information of any former or concurrent employer or any other person or entity and that he will not bring on to the premises of the Company or the Parent any such information belonging to any such employer, person or entity unless consented to in writing by such employer, person or entity.

1.3                               For the purposes of this clause and by way of illustration and not limitation information will prima facie be secret and confidential if it is not in the public domain and relates to any of the following:

(a)                                 raw materials;

(b)                                 proprietary information, inventions, technology, software, hardware configuration information, research and development, know how and technical data;

(c)                                  formulae and formulations and recipes;

(d)                                 methods of treatment, processing, techniques, manufacture or production, process and production controls including quality controls;

(e)                                  suppliers and their production and delivery capabilities;

(f)                                   customers and details of their particular requirements;

(g)                                  potential customers and details of their particular requirements where such potential customers have been solicited by the Company or the Parent in the past 12 months or in respect of which plans for solicitation have been made in respect of the same period;

(h)                                 costings, profit margins, discounts, rebates and other financial information;

(i)                                     marketing strategies and tactics;

(j)                                    current activities and current and future plans relating to all or any of development, production, marketing or sales including the timing of all or any such matters;

(k)                                 the development of new products and services;

(l)                                     production or design secrets;

(m)                             technical design, drawings or specifications of the Company’s products;

(n)                                 pricing, credit policies, credit procedures, payment policies, payment procedures and systems for the same whether of the Company or of any customer or supplier.

In addition, information protected by sub-clause 1.2 shall also include:

(i)                                     documents or other intangible materials clearly marked “confidential” and delivered to the Executive by the Company; and/or

(ii)                                  oral or other information delivered in another intangible form if at the time of the first disclosure by the Company the Executive was told that the information was confidential.

1.4                               The restrictions contained in this clause shall not apply to:

(a)                                 any disclosure or use authorised by the Company or required in the ordinary and proper course of the employment or as required by the order of a court of competent jurisdiction or an appropriate regulatory authority; or

(b)                                 any information which;

(i)            is or becomes publicly known or is readily ascertainable by the public, through no wrongful act of the Executive; or

(ii)           is received by the Executive from a third party without breaching an obligation owed to the Company, if the Executive is not restricted by the third party from disclosing such information; or

(iii)          the Executive demonstrates was in the Executive’s possession or known by him prior to receipt of the information from the Company; or

(iv)          was independently developed by the Executive without any use of information from the Company.

1.5                               Upon termination of the employment for whatever reason, the Executive shall immediately:

(a)                                 hand over to the Company all documents, books, materials, records, correspondence, papers and information (on whatever media and wherever located) relating to the business of the Company or the Parent any magnetic discs on which information relating to the business is stored and any keys, credit cards and other property of the Company or the Parent (including in particular any car provided to the Executive) which may be in his possession or under his control and shall provide a signed statement that he has complied fully with the terms of this clause; and

(b)                                 irretrievably delete any information relating to the business of the Company or the Parent stored on any magnetic or optical disc or memory and all matter derived therefrom which is in his possession, custody, care or control outside the premises of the Company and shall produce such evidence of compliance with this sub-clause as the Company may require.

2.                                      Inventions

2.1                               Subject to the provisions of the Patents Act 1977, if the Executive shall alone or jointly make or conceive an invention, discovery, design, improvement or trade mark (together called “the invention”) relating to or suitable for or capable of being used in the business of the Company during his employment he shall promptly disclose to the Company full details of the invention to enable the Company to assess the invention and to determine whether under the applicable law the invention is the property of the Company.

2.2                               If the invention is the property of the Company then either (i) the Company shall hold it on trust for the Parent and shall assign the same to the Parent, on request, or (ii) where vested in the Executive the Executive shall hold it on trust for the Company and the Company shall hold it on trust for the Parent and the Executive shall at the request and expense of the Company assign the same to the Parent and do all things necessary to enable the Parent to obtain the world-wide benefit of the invention and to secure patent or other appropriate forms of protection for the invention.

2.3                               If the invention is not the property of the Company, the Parent shall, subject to the provisions of the Patents Act 1977, have the right to acquire the Executive’s rights therein within three months after disclosure pursuant to sub-clause 2.1 on fair and reasonable terms to be agreed or settled by a single arbitrator who shall be agreed between the parties, or in default of agreement within 7 days and shall be nominated by the President for the time being of the Institute of Chartered Accountants in England and Wales on the application of either party and the Executive shall hold the invention in trust for the Parent on such terms.

2.4                               The Executive shall not except as provided in this clause or as may be necessary in the course of his employment disclose or make use of any invention which is the property of or is held on trust for the Company or the Parent or (unless and until the Parent’s right under sub-clause 2.3 shall have expired) any other invention subject to this clause.

2.5                               The Executive hereby irrevocably appoints the Company and the Parent as his attorney with full power in his name to execute or sign any document and do any other thing which the Company or the Parent may consider desirable for the purpose of giving effect to the provisions of this clause 2 and agrees to ratify and confirm whatever the Company and the Parent may lawfully do as his attorney.

2.6                               The Executive undertakes that neither he nor his successors in title will at any time object to the exploitation of any invention (with or without modification) by the Company or the Parent in any part of the world or any omission by the Company or the Parent to indicate in any part of the world the author of the invention.

3.                                      Copyright

3.1                               The Executive hereby assigns to the Parent by way of present assignment of past and future copyright (to the extent not already vested in the Parent by operation of law) all copyright, design rights and other proprietary rights (if any) for their full terms throughout the world in respect of all copyright works and designs originated, conceived, written or made by him alone or with others during the term of his employment which relate, or could relate, to the business of the Company or which are otherwise capable of commercial exploitation, including any works generated outside office hours or at home and also including any preparatory work predating such employment done in contemplation of or in relation to such employment.

3.2                               The Executive shall promptly disclose to the Company all work and materials in which copyright, design rights or other proprietary rights may exist which are originated, conceived, written or made by him alone or with others within the scope of sub-clause 3.1 above and shall (to the extent that they do not automatically vest in the Parent by operation of law) hold them in trust for the Parent until such rights have been fully and absolutely vested in the Parent.

3.3                               The Executive irrevocably and unconditionally waives in favour of the Parent any and all moral rights conferred on him by Chapter IV, Part I, Copyright Designs and Patents Act 1988 and any other moral rights provided for under the laws now or in future in force in any part of the world for any work the rights in which are vested in the Parent whether by sub-clause 3.1 or otherwise.

3.4                               The Executive shall, at the request and expense of the Company, do all things necessary or desirable to evidence or perfect the rights of the Parent under this clause 3.

4.                                      Restrictions

4.1                               For the purposes of this clause the following words have the following meanings:

“the Restricted Business” -

research and development activities in the Field and all or any other commercial activities carried on or to be carried on by the Company about which the Executive knew Confidential Information to any material extent at any time during the final 2 years of the Executive’s employment by the Company;

“the Restricted Area” -

the United Kingdom, Europe and the United States of America and any other country for which the Executive has been responsible on behalf of the Company or the Parent or any branch of the Company or the Parent during the final 12 months of the Executive’s employment by the Company;

“the Field” -

the development of integrated fragment based drug discovery that rapidly delivers tailored high-quality small molecule drug leads with enhanced therapeutic potential using a range of high-throughput biophysical and computational techniques.

4.2                               The Executive hereby undertakes to the Company that:

(a)                                 the Executive shall not for the period of [twelve] months after ceasing to be employed by the Company whether directly or indirectly:

(i)            take up or hold any office in or with any business which is engaged or is intended to be engaged in the field of the Restricted Business within the Restricted Area;

(ii)           take up or hold any post or position which enables or permits the Executive to exercise whether personally or by an agent and whether on his own account or in association with or for the benefit of any other person either a dominant influence or a controlling influence over any business which is engaged or is intended to be engaged in the field of the Restricted Business within the Restricted Area; or

(iii)          take up or hold any employment or consultancy with any person which is engaged or is intended to be engaged in the field of the Restricted Business within the Restricted Area which would have the necessary or probable result of the Executive being engaged within the Restricted Area in business activities which are the same or similar to the Restricted Business.

(b)                                 the Executive shall not for a period of twelve months after the termination of his employment either personally or by an agent and either on his own account or by or in association with any other person directly or indirectly canvass or by any other means solicit, approach or seek out or cause to be canvassed, solicited, approached or sought out any person for orders or instructions in respect of any goods or services provided or supplied in the course of the Restricted Business who or which has within the period of 12 months prior to the Executive ceasing to be employed transacted the Restricted Business as a customer or client and with whom the Executive dealt or transacted business pursuant to his employment in the 12 months prior to its termination;

(c)                                  the Executive shall not for a period of twelve months after the termination of his employment either personally or by an agent and either on his own account or by or in association with any person directly or indirectly, in competition with the Company in respect of activities which are the same as or similar to the Restricted Business, have any business dealings with any person who or which has within the period of 12 months prior to the Executive ceasing to be employed transacted the Restricted Business as a customer or client of the Company and with whom the Executive dealt or transacted business pursuant to his employment in the 12 months prior to its termination;

(d)                                 the Executive shall not for a period of twelve months after the termination of his employment either personally or by an agent and either on his own account or for or in association with any other person interfere or seek to interfere or take such steps as may interfere with the continuance of supplies to the Company or the Parent in respect of the Restricted Business (or the terms relating to such supplies) from any supplier who has supplied goods or services to the

Company or the Parent at any time during the 12 months prior to the Executive ceasing to be employed;

(e)                                  the Executive shall not for a period of twelve months after the termination of his employment either personally or by an agent or either on his own account or for or in association with any other person approach solicit seek out or by any other means endeavour to entice away from the Company or induce to break their contract of employment with the Company, or aid or assist any other person or persons in employing or otherwise retaining the services of any one who is employed by the Company or who is a consultant to the Company and in either case was engaged in any senior, executive, technical, advisory, or sales capacity at the Company or at any branch of the Company (excluding clerical and administrative staff) at the time when notice to terminate the employment has been given by or to the Executive provided that this sub-clause shall only apply in relation to consultants or employees or employees of the Company who were known to or who dealt or worked with the Executive during the 12 months prior to the termination of the Executive’s employment;

(f)                                   the Executive shall not for a period of twelve months after the termination of his employment either personally or by an agent and either on his own account or for or in association with any other person in connection with the carrying on of business in the field of the Restricted Business offer employment (whether by way of a contract of services, partnership or howsoever and whether on his own behalf or on behalf of any other person) to any person who is employed by the Company or any branch of the Company or who is a consultant to the Company or any branch of the Company and in either case is engaged in any senior, executive, technical, advisory, or sales capacity (excluding clerical and administrative work) at the time when notice to terminate the employment is given by or to the Executive provided that this sub-clause shall only apply in relation to consultants or employees or employees of the Company who were known to or who dealt or worked with the Executive during the 12 months prior to the termination of the Executive’s employment.

4.3                               The Executive hereby agrees that he will at the request and cost of the Company enter into a direct agreement or undertaking with any associated company whereby he will accept restrictions and provisions corresponding to the restrictions and provisions above (or such of them as may be appropriate in the circumstances) in relation to such activities and such areas and/or such periods not including those set out above as any such associated company may require for the protection of its legitimate interests.

4.4                               The Executive hereby agrees and acknowledges that he has had the opportunity to take legal advice as to the effect and reasonableness of the above covenants and (whether or not he chose to take any such advice) he agrees that the restrictive covenants are reasonable to give the Company and the Parent protection of their legitimate business interests.

5.                                      Notices

5.1                               Any notice or other written communication given under or in connection with this agreement may be delivered personally or sent by first class post (airmail if overseas) or facsimile.

5.2                               The address for service of the Parent and the Company shall be their addresses as stated in this agreement marked for the attention of the managing director or if any other permanent address has been previously notified to the Executive to the address so notified and, in the case of the Executive shall be his address stated in this agreement or if any other permanent address has been previously notified to the Company to the address so notified.

5.3                               Any notice or other written communication shall be deemed to have been served:

(a)                                 if delivered personally, at the time of delivery;

(b)                                 if posted, at the expiry of two Business Days or in the case of airmail four Business Days after it was posted;

(c)                                  if sent by facsimile message, at the time of transmission (if sent between 9:00 and 17:00 in the UK on a working day of the Company) or (if not sent between such hours) at 9:00 in the UK on the next working day of the Company.

In this clause the expression Business Day shall mean any day other than a Saturday, Sunday or any other day which is a public holiday in the place from which the notice or other written communications in questions was sent.

5.4                               In proving service it shall be sufficient to prove that personal delivery was made, or that such notice or other written communication was properly addressed stamped and posted or in the case of a telex that the intended recipient’s answerback code is shown on the copy retained by the sender at the beginning and end of the message or in the case of a facsimile message that an activity or other report from the sender’s facsimile machine can be produced in respect of the notice or other written communication showing the recipient’s facsimile number and the number of pages transmitted.

6.                                      Miscellaneous

6.1                               If at any time any term or provision in this agreement shall be held to be illegal, invalid or unenforceable, in whole or in part, under any rule of law or enactment, such term or provision or part shall to that extent be deemed not to form part of this agreement, but the enforceability of the remainder of this agreement shall not be affected.

6.2                               Rights and obligations under this agreement shall continue in force after the termination of this agreement and shall be binding upon the personal representatives of the Executive.

6.3                               Nothing in this agreement shall confer any rights on any third party not being the Executive, the Company or the Parent.  For the avoidance of doubt, any rights conferred on third parties pursuant to the Contracts (Rights of Third Parties) Act 1999 shall be excluded.

6.4                               The Executive agrees that he will execute a similar agreement to this Agreement should the Company merge with another Company or should the shares in the Company be transferred, or where the group of companies of which the Company is part is subject to restructuring, such agreement to be in favour of the party/ies to whom the intellectual property rights will be vested.

6.5                              This agreement shall be governed by and construed in accordance with English law and each party to this agreement submits to the exclusive jurisdiction of the English courts.

6.6                               Executed as a deed on the day and in the year first written above.

EXECUTED as a DEED	)
for and on behalf of	)
ASTEX PHARMACEUTICALS, INC.	)
by:-)
/s/ James S.J. Manuso
Authorised Signatory

/s/ Michael Molkentin
Authorised Signatory

EXECUTED as a DEED	)
for and on behalf of	)
ASTEX THERAPEUTICS LIMITED	)
by:-)
/s/ James S.J. Manuso
Director

/s/ Neil Jones
Secretary

EXECUTED as a DEED	)
by the EXECUTIVE	)
in the presence of:	)

/s/ Martin Buckland

in the presence of:

Witness:

Name:

Address: